UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

Celcuity Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38207	82-2863566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16305 36th Avenue North, Suite 100

Minneapolis, Minnesota 55446

(Address of Principal Executive Offices and Zip Code)

(763) 392-0767

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CELC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2025, Celcuity Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (the “Stockholders”) approved an amendment to the Company’s Amended and Restated 2017 Stock Incentive Plan (the “2017 Plan”) to increase by 3,000,000 the number of shares allocated for issuances under the 2017 Plan, with a corresponding 2,500,000 share increase to the number of shares that may be issued under the 2017 Plan pursuant to the exercise of incentive stock options (the “Plan Amendment”).

The Company’s Board of Directors approved the Plan Amendment subject to Stockholder approval at the Annual Meeting. The Plan Amendment became effective at the time of Stockholder approval.

A copy of the 2017 Plan, as amended, is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The material terms of the 2017 Plan, as amended, are set forth in the Company’s definitive proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on April 1, 2025.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting:

1.	Stockholders elected seven nominees to the Company’s Board of Directors to hold office until the next annual meeting and the election of such director’s successor, or such director’s earlier death, resignation or removal;
2.	Stockholders ratified the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.	Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers; and
4.	Stockholders approved a 3,000,000 share increase in the number of shares authorized under the 2017 Plan.

The voting results for each such matter were as follows:

1.	Election of directors:

Nominee:	For:	Withheld:	Broker Non-Votes:
Richard E. Buller	25,660,981	510,655	6,900,184
David F. Dalvey	23,988,036	2,183,600	6,900,184
Leo T. Furcht	20,649,460	5,522,176	6,900,184
Lance G. Laing	25,465,047	706,589	6,900,184
Polly A. Murphy	25,483,835	687,801	6,900,184
Richard J. Nigon	26,033,518	138,118	6,900,184
Brian F. Sullivan	25,856,807	314,829	6,900,184

2.	Ratification of the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For:	Against:	Abstain:	Broker Non-Votes:
33,001,673	54,452	15,695	0

3.	Approval, on an advisory basis, of the Company’s named executive officer compensation:

For:	Against:	Abstain:	Broker Non-Votes:
25,374,197	795,476	1,963	6,900,184

4.	Approval of the 3,000,000 share increase in the number of shares authorized under the 2017 Plan:

For:	Against:	Abstain:	Broker Non-Votes:
17,996,348	8,166,267	9,021	6,900,184

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Celcuity Inc. Amended and Restated 2017 Stock Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2025

CELCUITY INC.

By:	/s/ Brian F. Sullivan
Brian F. Sullivan
Chief Executive Officer